Exhibit 99.1

News Release

[LOGO APPEARS HERE]	AmerisourceBergen Corporation P.O. Box 959 Valley Forge, PA 19482

Contact:	Michael N. Kilpatric

610-727-7118

mkilpatric@amerisourcebergen.com

AMERISOURCEBERGEN RESPONDS TO WALL STREET JOURNAL ARTICLE

VALLEY FORGE, PA, September 19, 2003 — AmerisourceBergen Corporation (NYSE:ABC) today responded to a Wall Street Journal story reporting that the Company is the focus of an investigation by the FDA and FBI.

The Company said that although it has had no contact from the government regarding such an investigation since the spring of 2001, the article probably refers to an investigation in which a customer illegally resold merchandise bought from AmerisourceBergen.

Prior to any government contact, AmerisourceBergen Corporation concluded that the customer in question had demonstrated suspicious behavior, and the Company discontinued doing business with the account in February 2000. After being contacted by the government, the Company cooperated fully with the government, and will continue to do so.

At no time did AmerisourceBergen knowingly sell pharmaceutical products to a customer who resold discount priced pharmaceuticals in violation of agreements with manufacturers to purchase the pharmaceuticals solely for its own use. Also, at no time did AmerisourceBergen knowingly purchase pharmaceuticals that had been illegally resold.

The facts in the Bindley Western case mentioned in the Journal article are different than the referenced investigation of AmerisourceBergen.

R. David Yost, Chief Executive Officer of AmerisourceBergen, had these comments regarding the article. “The article implies that AmerisourceBergen somehow participated in an illegal scheme to garner rebates from manufacturers, multiple times on the same product. Such inference is absolutely not true, as will undoubtedly be demonstrated in a thorough investigation.”

Conference Call

The Company will host a conference call and web cast to discuss the article at 11:00 a.m. Eastern Daylight Time on September 19, 2003. Participating in the conference call will be: R. David Yost, Chief Executive Officer; Kurt J. Hilzinger, President and Chief Operating Officer; and Michael D. DiCandilo, Senior Vice President and Chief Financial Officer.

News Release

To access the live conference call via telephone:

Dial	in: (800) 230-1059 from inside the U.S., no access code required or (612) 332-0632 from outside the U.S., no access code required.

To access the live webcast:

Go to the Quarterly Webcasts section on the Investor Relations page at http://www.amerisourcebergen.com.

About AmerisourceBergen

AmerisourceBergen (NYSE:ABC) is the largest pharmaceutical services company in the United States dedicated solely to the pharmaceutical supply chain. It is the leading distributor of pharmaceutical products and services to the hospital systems/acute care market, physician’s offices, alternate care and mail order facilities, independent community pharmacies, and regional chain pharmacies. The Company is also a leader in the institutional pharmacy marketplace. With more than $40 billion in annualized operating revenue, AmerisourceBergen is headquartered in Valley Forge, PA, and employs more than 13,000 people. For more information go to www.amerisourcebergen.com.

Forward-Looking Statements

This news release may contain certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained in the forward-looking statements. Forward-looking statements may include statements addressing future financial and operating results of AmerisourceBergen and the benefits and other aspects of the 2001 merger between AmeriSource Health Corporation and Bergen Brunswig Corporation.

The following factors, among others, could cause actual results to differ materially from those described in any forward-looking statements: competitive pressures; the loss of one or more key customer relationships; customer insolvencies; changes in customer mix; changes in pharmaceutical manufacturers’ pricing and distribution policies; regulatory changes; changes in U.S. government policies; failure to integrate the businesses of AmeriSource and Bergen Brunswig successfully; failure to obtain and retain expected synergies from the merger of AmeriSource and Bergen Brunswig; and other economic, business, competitive, regulatory and/or operational factors affecting the business of AmerisourceBergen generally.

More detailed information about these factors is set forth in AmerisourceBergen’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for fiscal 2002.

AmerisourceBergen is under no obligation to (and expressly disclaims any such obligation to) update or alter any forward-looking statements whether as a result of new information, future events or otherwise.

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